GULFMARK
ENERGY, INC.


April 2, 2004


Seller
T K PetroSearch, LLC
8323 SW Freeway, Suite 990
Houston, TX 77074
Attention: T Kelley Erwin
Fax 530-326-2930

Re:  GulfMark Contract No 51773                T K PetroSearch Contract No

This Crude Oil Purchase Agreement is made between Buyer and Seller, concerning the purchase of crude oil under the following terms and conditions:

LOCATION: See attached Exhibit "A".

PRICE: See the attached Exhibit "A".

TERM: Effective March 1, 2004 through March 31, 2004 continuing month to month thereafter unless cancelled by either party with thirty (30) days advance written notice.

TAXES: Buyer is hereby authorized to withhold from the proceeds allocable to the sale and delivery of crude hereunder the amount of severance taxes levied by State and Federal Agencies.

PAYMENT: Subject to verification of deliveries, payment for crude oil sold and delivered shall be made via check on or about the twentieth (20th) day of the month following the month of delivery.

WARRANTY: Seller warrants and represents that the quality of crude oil/condensate delivered hereunder shall be merchantable and without contaminants. Any charges, fees, or adjustments that may be assessed due to violation of warrants shall be paid by Seller.

GENERAL TERMS & CONDITIONS: In addition to the terms set forth herein, this Agreement shall be expressly subject to all of the terms and provisions of Conoco's General Provisions dated January 1, 1993, incorporated herein by reference for all pertinent purposes.

If the forgoing is acceptable, PLEASE NOTE YOUR ACCEPTANCE BY EXECUTING IN THE SPACE PROVIDED BELOW AND RETURN BY FAX TO (713) 881-3588 FOR OUR RECORDS. If a reply is not received within ten (10) business days, it will constitute acceptance of the conditions stated herein.

GULFMARK ENERGY, INC                           TK PETROSEARCH, LLC

/s/ Mark C. Thibaut

Mark C Thibaut
Manager, Gulf Coast                            /s/ David J. Collins  CFO
Crude Oil Acquisitions                         ---------------------------------
713-881-3513
Fax 713-881-3588                               ---------------------------------

MT.ks

              P.0. BOX 844 - HOUSTON, TEXAS 77001 - (713) 881-3625

GulfMark No 51773
Page 2

                                  EXHIBIT "A"
                    GULFMARK ENERGY, INC. CONTRACT NO. 51773

               LEASE NO     LEASE NAME             OPERATOR        COUNTY/ST
               --------     ----------             --------        ---------
               4328661      WEST SCHNECK"B"        PETROSEARCH     FORT BEND, TX


PRICE:
The monthly average of Koch Supply & Trading LP's posted price for West Texas Intermediate crude, deemed 40 degrees API gravity, EDO, plus one dollar and seventy-five cents ($1.75) per barrel.